EMPLOYMENT AGREEMENT
                                 --------------------


                    EMPLOYMENT AGREEMENT, dated as of October 13, 1994,
             by and between The Continental Corporation, a New York corporation (the "Company"), and Richard M. Haverland ("Ex-ecutive").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -


                     WHEREAS, the Company has entered into the Securi-
             ties Purchase Agreement (the "Securities Purchase Agree-ment") between the Company and TCC-PS Limited Partnership (the "Partnership"), dated as of the date hereof, pursuant to which the Partnership will purchase the number of shares of the Company's Preferred Stock specified therein; and

                    WHEREAS, in connection with the execution of the
             Securities Purchase Agreement and the consummation of the transactions contemplated thereby, the Company desires to secure the services of Executive and to enter into an agree-ment embodying the terms of such employment (the "Agree-ment"); and

                    WHEREAS, Executive desires to accept such employment
             and enter into such Agreement;

                    NOW, THEREFORE, in consideration of the mutual cov-
             enants herein contained, the Company and Executive hereby agree as follows:

               1.   Employment.
                    ----------

                    a.   Agreement to Employ.  Upon the terms and sub-
                         -------------------
             ject to the conditions of this Agreement, the Company hereby employs Executive and Executive hereby accepts employment by the Company.

                    b.   Term of Employment.  Except as provided in
                         ------------------
             Paragraph 6(a), the Company shall employ Executive for the period commencing on the date hereof (the "Commencement Date") and ending on the fifth anniversary of the Commence-ment Date. The period during which Executive is employed pursuant to this Agreement shall be referred to as the "Em-ployment Period".

               2.   Position and Duties.
                    -------------------

                    From the Commencement Date to the date of the clos-
             ing of the transactions contemplated by the Securities Pur-chase Agreement, Executive shall serve as the Vice Chairman of the Company. Thereafter during the Employment Period, Executive shall serve as the Chairman of the Board of Direc-tors of the Company (the "Board") and Chief Executive Offi-cer of the Company and in such other position or positions with the Company and its subsidiaries, consistent with his positions as Chairman and Chief Executive Officer of the Company, as the Board shall from time to time specify. During the Employment Period, Executive shall have the duties, responsibilities and obligations customarily as-signed to individuals serving in the position or positions in which Executive serves hereunder. Executive shall devote substantially all his business time to the services required of him hereunder, except for vacation time and reasonable periods of absence due to sickness, personal injury or other disability, and shall perform such services in a manner consonant with the duties of his position. Subject to the provisions of Paragraph 7(a), nothing herein shall preclude Executive from (i) serving on the boards of directors of a
                             -
             reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and
                             --
             community affairs, and (iii) managing his personal invest-
                                     ---
             ments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Company's Chairman and Chief Executive Officer.

               3.   Compensation.
                    ------------

                    a.   Base Salary.  During the Employment Period, the
                         -----------
             Company shall pay Executive a base salary at the annual rate of no less than $1,000,000. The base salary shall be re-viewed no less frequently than annually for increase in the discretion of the Board beginning with the base salary for 1997. The amount of annual base salary currently payable under this Paragraph 3(a) shall be reduced, however, to the extent Executive elects to defer such salary under the terms of any deferred compensation or savings plan or arrangement maintained or established by the Company or any of its sub-sidiaries. Executive's annual base salary payable hereun-der, including any increased annual base salary, without reduction for any amounts deferred as described above, is referred to herein as "Base Salary". The Company shall pay Executive the portion of his Base Salary not deferred not less frequently than in equal monthly installments.

                    b.   Incentive Compensation.  During the term of the
                         ----------------------
             Employment Period, Executive shall participate in the Com-pany's existing and future annual and long term incentive compensation programs at a level commensurate with his posi-tion at the Company and consistent with the Company's then current policies and practices, provided that (i) Executive
                                             --------       -
             will receive a minimum guaranteed annual incentive bonus equal to $800,000 for each of calendar years 1994 and 1995 and (ii) thereafter, Executive's target annual incentive
                  --
             bonus shall be at least $800,000, each such bonus to be paid no later than March 31 of the calendar year following the calendar year for which such bonus is payable hereunder, subject, in each such case, to Executive's continued employ-ment with the Company through December 31 of the calendar year for which such bonus is payable, except as otherwise provided in Paragraph 6. The annual incentive compensation payable currently under this Paragraph 3(b) shall be re-duced, however, to the extent Executive elects to defer such annual incentive compensation under the terms of the Annual Management Incentive Plan of the Company.

                    c.  Eligibility for Equity Awards.  Notwithstanding
                        -----------------------------
             any provision of this Agreement or of any compensation or benefit plan, policy, program or agreement of the Company, Executive shall not be entitled to receive any stock option, performance share, performance unit or other equity based award in or for calendar years 1994 or 1995 except to the extent specifically provided in Paragraph 4 of this Agree-ment. After 1995, Executive shall be entitled to partici-pate in any stock option, performance share, performance unit or other equity based award on the same basis as other senior level executives at the Company.

                    d.   Sign On Bonus.  In order to compensate Execu-
                         -------------
             tive for compensation that he will be required to forgo by accepting employment with the Company and to induce him to accept such employment, the Company shall pay Executive $93,750 in cash as soon as practicable, but not later than ten business days after the Commencement Date.

               4.   Stock Option Grant.
                    ------------------

                    a.  Grant.  On the Commencement Date, the Company
                        -----
             shall grant to Executive an option (the "Option") to pur-chase 1,000,000 shares of Common Stock (the "Option
             Shares"), pursuant to the terms of the Company's Long Term Incentive Plan (the "LTIP").

                    b.  Exercise Price.  The per share exercise price
                        --------------
             for the first 500,000 Option Shares (the "First Tranche") shall be $13.4375 per share. The per share exercise price for the next 250,000 Option Shares (the "Second Tranche") shall be $15.25 per share. The per share exercise price for the remaining Option Shares (the "Third Tranche") shall be $17.25 per share.

                    c.  Exercisability.  (i) The First Tranche shall
                        --------------
             become exercisable in full on the six month anniversary of the Commencement Date. The Second Tranche shall become exercisable in two equal installments on the first and second anniversaries of the Commencement Date and the Third Tranche shall become exercisable in two equal installments on the second and third anniversaries of the Commencement Date.

                    (ii)  Notwithstanding the provisions of subparagraph
             (i), each of the First, Second and Third Tranches shall be-come fully exercisable at such earlier time as is generally provided under the terms of the LTIP.

                    (iii) Subject to shareholder approval of the amend-ment to the LTIP described in Paragraph 4(c)(iv) below, fol-lowing the termination of Executive's employment prior to the fifth anniversary of the Commencement Date by reason of Executive's death, a Termination due to Disability (as de-fined in Paragraph 6(d)), a Termination Without Cause (as defined in Paragraph 6(d)) or a Termination for Good Reason (as defined in Paragraph 6(d)), the Option shall remain exercisable, to the extent the Option is exercisable at the time of such termination or thereafter becomes exercisable as provided in Paragraph 6(b)(iv), until the later of the fifth anniversary of the Commencement Date or the date the Option would otherwise cease to be exercisable following such termination under the generally applicable terms of the LTIP.

                    (iv) The Company shall amend the LTIP, subject to
             approval of such amendment by the Company's shareholders at or before the Company's next annual meeting of shareholders, to permit the Option to contain the terms relating to the period of post-termination exercisability described in Para-graph 4(c)(iii) above. The Company shall take all steps necessary or appropriate to present the foregoing amendment to the LTIP to the Company's shareholders for approval at or before such next annual meeting.

                    d.  Option Agreement.   The remaining terms and con-
                        ----------------
             ditions of the Option, to the extent consistent with this Paragraph 4, shall be as provided in the LTIP and the agree-ment relating to such grant, which shall provide Executive with the same rights as are generally made available to senior executive officers of the Company under the Company's standard compensation practices.

               5.   Benefits, Perquisites and Expenses.
                    ----------------------------------

                    a.  Benefits.  During the Employment Period, Execu-
                        --------
             tive shall be eligible to participate in (i) each welfare
                                                       -
             benefit plan sponsored or maintained by the Company for its senior executive officers, including, without limitation, each group life, hospitalization, medical, dental, health, accident or disability insurance or similar plan or program of the Company, and (ii) each pension, profit sharing, re-
                                  --
             tirement, deferred compensation or savings plan sponsored or maintained by the Company for its senior executive officers, in each case, whether now existing or established hereafter, in accordance with the generally applicable provisions thereof. To the extent there is a period of employment re-quired as a condition for full benefit coverage under any employee benefit program, other than a pension, profit shar-ing, retirement, deferred compensation or savings plan that is qualified under the Internal Revenue Code of 1986, Execu-tive shall be deemed to have met such requirement. Without Executive's prior written consent, the Company shall not terminate or reduce any benefit enjoyed by Executive under any of such plans unless the Company furnishes Executive with a benefit that is substantially equivalent.

                    b.   Perquisites.  During the Employment Period,
                         -----------
             Executive shall be entitled to receive such perquisites as are generally provided to other senior executive officers of the Company in accordance with the then current policies and practices of the Company.

                    c.   Business Expenses.  During the Employment Per-
                         -----------------
             iod, the Company shall pay or reimburse Executive for all reasonable expenses incurred or paid by Executive in the performance of Executive's duties hereunder, upon presenta-tion of expense statements or vouchers and such other infor-mation as the Company may require and in accordance with the generally applicable policies and procedures of the Company.

                    d.   Company Car.  During the Employment Period, the
                         -----------
             Company shall provide Executive with the use of an automo-bile and chauffeur commensurate with his status and position and shall pay all costs of maintenance thereof and insurance thereon, but shall not be responsible for any other expenses which are not reimbursable in accordance with the Company's usual polices regarding business expenses.

                    e.   Company Apartment.  During the Employment Per-
                         -----------------
             iod, in addition to the period of exclusive use described in Paragraph 5(f)(ii) below, the Company shall make available to Executive for his use the Company's apartment located in Manhattan (the "Apartment") on substantially the same basis as the Apartment was made available to the Company's chief executive officer in office immediately prior to Executive.

                    f.   Relocation Arrangements.
                         -----------------------

                         (i)  Relocation Expenses.  The Company shall
                              -------------------
             directly pay or reimburse Executive for reasonable moving, house-search, travel, lodging and similar expenses incurred by him in relocating Executive and his household effects to the New York Metropolitan area, and the reasonable fees and expenses associated with the purchase or lease by Executive of a residence in the New York Metropolitan area and the sale of his present residence. Without limiting the fore-going, Executive shall be afforded the arrangements provided under the Company's relocation policy but without reference to the $400,000 limit with respect to his present residence or his new residence. In addition, such payments or reim-bursements shall be on a "tax grossed-up basis" so that Executive will not be "out-of-pocket" on an after-tax basis with respect to any such payment or reimbursement, it being understood that there shall be no tax gross up with respect to amounts that are deductible by Executive as a moving expense.

                         (ii) Temporary Accommodations.  Until the ear-
                              ------------------------
             lier of (x) the date Executive's primary residence in the
                      -
             New York Metropolitan area is, in the reasonable judgment of Executive, ready for occupancy and (y) the first anniversary
                                                 -
             of the Commencement Date, the Company shall make the Apart-ment available to the Executive, for his sole and exclusive use.

                    g.   Retirement Benefits.  The Company shall pay
                         -------------------
             Executive an additional monthly retirement benefit pursuant to the terms of this Agreement which shall be equal to the excess of (i) the monthly retirement benefit which would be
                        -
             payable to Executive under the terms of the Supplemental Retirement Plan of the Company (the "SERP"), as in effect on the date hereof, assuming that Executive were credited with
             10.5 years of service in addition to his actual years of service with the Company over (ii) the monthly retirement
                                            --
             benefit which is actually payable to Executive under the
             SERP.   In determining the amount of any offset as provided
             in the preceding sentence, such amount shall be calculated assuming the same frequency of payment, the same form of annuity and the same commencement date of payment as the benefits to be paid under this Paragraph 5(g). The retirement benefit payable to or in respect of Executive pursuant to this Paragraph 5(g) shall be fully vested at all times, without regard to when or the manner in which Executive's employment with the Company terminates, and shall commence to be paid at the same time as Executive's retirement benefit under the SERP, but in no event later than the later to occur of (x) the termination of
                                         -
             Executive's employment and (y) his attainment of age 60.  If
                                         -
             under the SERP as currently in effect, there would be an actuarial reduction if the retirement benefits commenced on the date provided in the preceding sentence, Executive may elect to defer commencement of such benefits until the date as of which retirement benefits may commence without actuarial reduction. The retirement benefit payable to or in respect of Executive pursuant to this Paragraph 5(g) shall be paid in the form of a straight life annuity for his lifetime or in such other alternative form of benefit permitted under the terms of the SERP as currently in effect as Executive may elect in accordance with the election provisions applicable under the SERP. The Company shall (i)
                                                                       -
             establish a grantor trust, subject to the claims of its creditors, as soon as practicable after the Commencement Date and (ii) contribute to such trust the amounts necessary
                       --
             to satisfy its obligations to Executive under this Paragraph 5(g) (which amount shall be determined using the same actuarial assumptions that it uses for purposes of financial accounting in accordance with FAS 87) over the period between the Commencement Date and the last day of the month in which Executive attains age 60.

                    h.   Profit Sharing Account.  If Executive forfeits
                         ----------------------
             all or any portion of the profit sharing account (the "Profit Sharing Account") accrued on his behalf pursuant to the terms of the profit sharing plans of the Prior Employer

             (the "Prior Employer Profit Sharing Plan") by reason of Executive's termination of employment with the Prior Employ-er to accept employment hereunder, the Company shall estab-lish on its books a notional account on Executive's behalf (the "Deferred Compensation Account") to which the Company will credit an amount equal to the amount so forfeited. Executive shall advise the Company of the amount, if any, that is so forfeited. Interest shall be credited annually to amounts credited to the Deferred Compensation Account, at a rate equal to the long-term Applicable Federal Rate, com-pounded annually, in effect on the Commencement Date, as determined pursuant to section 1274(d) of the Internal Rev-enue Code of 1986, as amended. Such interest shall be cred-ited to the Deferred Compensation Account for the period commencing on the date an amount is forfeited under the Prior Employer Profit Sharing Plan and ending on the day immediately preceding the day amounts credited to the De-ferred Compensation Account are paid to Executive pursuant to this Paragraph 5(h). The entire amount credited to the Deferred Compensation Account shall be fully vested at all times and shall become payable to Executive on the first business day of the calendar year following the calendar year in which Executive's employment with the Company termi-nates for any reason.

                    i.   Indemnification.  (x)  The Company agrees that
                         ---------------
             if Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the re-quest of the Company as a director, officer, member, employ-ee or agent of another corporation, partnership, joint ven-ture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is Executive's alleged action in an offi-cial capacity while serving as a director, officer, member, employee or agent, Executive shall be indemnified and held harmless by the Company to the fullest extent legally per-mitted or authorized by the Company's certificate of incor-poration or bylaws or resolutions of the Board or, if greater, by the laws of the State of New York, against all cost, expense, liability and loss (including, without limi-tation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by Executive in connection therewith, and such indemnification shall con-tinue as to Executive even if he has ceased to be a direc-tor, officer, member, employee or agent of the Company or other entity and shall inure to the benefit of Executive's heirs, executors and administrators. The Company shall advance to Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by Executive to repay the amount of such advance, plus interest at the short term "Applicable Federal Rate", as then in effect, under Section 1274(d) of the Internal Revenue Code of 1986, as amended, if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

                    (y) Neither the failure of the Company (including its board of directors, independent legal counsel or stock-holders) to have made a determination prior to the commence-ment of any Proceeding concerning payment of amounts claimed by Executive under Paragraph 5(i)(x) above that indemnifica-tion of Executive is proper because he has met the appli-cable standard of conduct, nor a determination by the Com-pany (including the Board, independent legal counsel or stockholders) that Executive has not met such applicable standard of conduct, shall create a presumption that Exe-cutive has not met the applicable standard of conduct.

                    (z) The Company agrees to continue and maintain a directors' and officers' liability insurance policy covering Executive to the extent the Company provides such coverage for its other executive officers.

               6.   Termination of Employment.
                    -------------------------

                    a.   Early Termination of the Employment Period.
                         ------------------------------------------
             Notwithstanding Paragraph 1(b), the Employment Period shall end upon the earliest to occur of (i) a termination of Exec-
                                                -
             utive's employment on account of Executive's death, (ii) a
                                                                  --
             Termination due to Disability, (iii) a Termination for
                                             ---
             Cause, (iv) a Termination Without Cause, (v) a Termination
                     --                                -
             for Good Reason or (vi) a Voluntary Termination.
                                 --

                    b.   Benefits Payable Upon Termination.  (i)  Fol-
                         ---------------------------------
             lowing the end of the Employment Period pursuant to Para-graph 6(a), Executive (or, in the event of his death, his surviving spouse, if any, or his estate or other benefici-
             ary) shall be paid the type or types of compensation, bene-fits and other payments determined to be payable in accor-dance with the following table at the times established

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             pursuant to Paragraph 6(c) or as provided in Paragraphs
             6(b)(ii) and (iii):
                                                      Normal
                                Earned     Vested   Severance   Additional
                             Compensation Benefits   Benefits     Payment
                             ------------ --------  ---------   ----------

           Termination due                             Not
             to Death          Payable     Payable   Payable     Payable

           Termination due                             Not
             to Disability     Payable     Payable   Payable     Payable
           Termination for                             Not         Not
             Cause             Payable     Payable   Payable     Payable

           Termination
             Without Cause     Payable     Payable   Payable     Payable
           Termination for
             Good Reason       Payable     Payable   Payable     Payable

           Voluntary                                   Not         Not
            Termination        Payable     Payable   Payable     Payable

                   (ii) In the event of a Termination due to Disabil-ity, a Termination Without Cause or a Termination for Good Reason, Executive shall be entitled to continued participa-tion in all medical, dental, hospitalization and life in-surance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of (A) 24
                                                                 -
             months following termination of his employment and (B) the
                                                                 -
             date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit basis); provided that if Executive is precluded from continuing his participation in any employee plan or program as provided in this Paragraph 6(b)(ii), he shall be provided with the economic equivalent of the benefits provided under the plan or program in which he is unable to participate. In the case of any welfare benefit plan, the economic equivalent of any benefit fore-gone shall be (x) deemed to be the lowest cost that would be
                            -
             incurred by Executive in obtaining such benefit himself on an individual basis and (y) shall be provided on a "tax
                                      -
             grossed-up basis" to the extent the economic equivalent is taxable to Executive, but provision of the benefit to Execu-tive while an employee was not taxable.

                  (iii) In the event of a termination of Executive's employment for any reason, Executive or his estate or other beneficiary shall be entitled to (A) any retirement benefit
                                               -

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             that is due pursuant to Paragraph 5(g), (B) any other
                                                      -
             amounts accruing or owed to Executive but not yet paid under Paragraph 5 and (C) the Vested Benefits.
                              -

                   (iv)  In the event of (A) a Termination Without Cause
                                          -
             or a Termination for Good Reason occurring more than six months after the Commencement Date, the Option shall immed-iately become exercisable to the extent it would have become exercisable pursuant to Paragraph 4(c) during the 24 months following termination of Executive's employment and (B) a
                                                                  -
             termination of Executive's employment due to death or a Termination due to Disability, the next installment of the Option that would have become exercisable pursuant to Para-graph 4(c) shall immediately become exercisable.

                    (v) The Normal Severance Benefits payable to Exe-cutive (or, in the event of his death after the date the Employment Period ends, his surviving spouse, if any, or his estate or other beneficiary) in the event the Employment Period ends pursuant to Paragraph 6(a) by reason of a Ter-mination Without Cause or a Termination for Good Reason shall consist of the following components:

                    (A)  the Basic Payment,

                    (B) if the Employment Period ends at any time dur-ing calendar year 1994 or 1995, the Earned Guaranteed Bonus,

                    (C) if the Employment Period ends after calendar year 1995, a pro-rated amount equal to the product of (i) Executive's target bonus for the
                                     -
                         calendar year in which the Employment Period
                         ends, multiplied by (ii) a fraction, the numer-
                                              --
                         ator of which is equal to the number of days in the calendar year in which the Employment Period ends pursuant to Paragraph 6(a) which have elapsed as of the date of such end of the Employment Period and the denominator of which is 365, and

                    (D) if the Employment Period ends on or before the last day of the eighteenth full calendar month commencing on or after the Commencement Date (the "Supplemental Payment Period"), the Sup-plemental Payment.

             In addition, if, in the case of a Termination Without Cause or a Termination for Good Reason, the Option is cancelled or expires by its terms, in either case, not later than the

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             last day of the three month period following the last day of the Employment Period (the "Option Period"), the Additional Payment shall be payable to Executive (or, in the event of his death, his surviving spouse, if any, or his estate or other beneficiary).

                    Notwithstanding the preceding paragraph, in the
             event that the aggregate value of the severance compensation and benefits payable to Executive under the terms of The Executive Severance Plan of the Company (the "Executive Severance Plan") is greater than the aggregate value of the Normal Severance Benefits, then, in lieu of any payments under this Paragraph 6, Executive shall receive the seve-rance compensation and benefits payable to him under the terms of the Executive Severance Plan. If Executive re-ceives payment of the Normal Severance Benefits described in this Paragraph 6 (other than under the Executive Severance Plan, as described in the immediately preceding sentence), Executive shall not be entitled to any severance benefits or compensation under the terms of the Executive Severance Plan or any other severance plan of the Company.

                   (vi) The Additional Payment shall be payable to Executive (or, in the event of his death, his surviving spouse, if any, or his estate or other beneficiary) in the event the Employment Period ends by reason of Executive's death or a Termination due to Disability, provided that, if
                                                       --------
             the Option shall remain exercisable by its terms until the fifth anniversary of the Commencement Date, then, notwith-standing any provision hereof to the contrary, no Additional Payment will be payable pursuant to this Agreement by reason of Executive's death or a Termination due to Disability.

                  (vii) For purposes of this Paragraph 6(b) and Para-graph 6(c), capitalized terms have the following meanings.

                    "Additional Payment" means the sum of the amounts,
             determined separately with respect to each Option Share subject to the Exercisable Option, equal to the excess of
             (A) over (B), where

                    (A)  is equal to (1) the Fair Market Value of an
                                      -
                         Option Share on the earlier of (x) the fifth
                                                         -
                         anniversary of the Commencement Date or (y) if
                                                                  -
                         applicable, the Designated Date (as defined
                         below), reduced by (2) the exercise price for
                                             -
                         such Option Share, and

                    (B)  is equal to the greater of (1)(x) the Fair Mar-
                                                     -  -
                         ket Value of such Option Share on the date the

                         Employment Period ends, reduced by (y) the ex-
                                                             -
                         ercise price for such Option Share, and (2)
                                                                  -
                         zero,

             provided that, if the Employment Period ends by reason of a
             --------
             Termination Without Cause or a Termination for Good Reason during the Supplemental Payment Period, the amount of the Additional Payment shall be reduced (but not below zero) by the amount of the Supplemental Payment. Notwithstanding anything else contained herein to the contrary, if Executive (or Executive's surviving spouse, estate and/or other beneficiaries, as the case may be) surrenders the Exercisable Option to the Company within 10 business days after the date his employment terminates, the Company shall grant him (or Executive's surviving spouse, estate and/or other beneficiaries, as the case may be) the right to designate the date (the "Designated Date") as of which the Fair Market Value of an Option Share for purposes for subclause (A) above is determined by delivering to the Company a written notice of such designation on or prior to the date designated in such notice; provided that, if a
                                                 --------------
             Termination Without Cause or a Termination for Good Reason occurs six months or less after the Commencement Date Executive shall be deemed to have surrendered the Exercisable Option as of the date of his termination of employment.

                    "Basic Payment" means an amount equal to two times
             the sum of (a) the annual Base Salary payable to Executive
                         -
             immediately prior to the end of the Employment Period (or in the event a reduction in Base Salary is the basis for a Ter-mination for Good Reason, then the Base Salary in effect immediately prior to such reduction) and (b) (x) if the
                                                       -   -
             Employment Period ends prior to January 1, 1996, $800,000 or
             (y) if the Employment Period ends after December 31, 1995,
              -
             the annual incentive compensation Executive would have been entitled to receive under Paragraph 3(b) for the calendar year in which the Employment Period ends pursuant to Para-graph 6(a) had he remained employed by the Company for the entire calendar year and assuming that all targets for such calendar year had been met.

                    "Earned Compensation" means the sum of (a) any Base
                                                            -
             Salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the Employment Period ends pursuant to Paragraph 6(a) and (b) any annual
                                                         -
             incentive compensation payable for services rendered in the calendar year preceding the calendar year in which the Em-ployment Period ends that has not been paid on or prior to the date the Employment Period ends (other than (x) Base
                                                              -

             Salary deferred pursuant to Executive's election, as pro-
             vided in Paragraph 3(a) and (y) annual incentive compensa-
                                          -
             tion deferred pursuant to Executive's election, as provided in Paragraph 3(b)).

                    "Earned Guaranteed Bonus" means a pro-rated amount
             equal to the product of (i) $800,000, multiplied by (ii) a
                                      -                           --
             fraction, the numerator of which is equal to the number of days in the calendar year in which the Employment Period ends pursuant to Paragraph 6(a) which have elapsed as of the date of such end of the Employment Period and the denomina-tor of which is 365.

                    "Exercisable Option" means the portion of the Option
             that is exercisable as of the date the Employment Period ends pursuant to Paragraph 6(a) or becomes exercisable pur-suant to Paragraph 6(b)(iv). For the purpose of this defi-nition of "Exercisable Option," in the event of a Termina-tion Without Cause or a Termination for Good Reason occur-ring six months or less after the Commencement Date, the Op-tion shall nevertheless be deemed to become exercisable as provided in Paragraph 6(b)(iv).

                    "Fair Market Value" means, on any date, the average
             of the highest and the lowest sales prices for a share of Common Stock, as reported on the New York Stock Exchange Composite Tape for such date, or, if there were no sales on such date, on the next preceding date on which there were sales.

                    "Normal Severance Benefits" means the component
             amounts described in Paragraphs 6(b)(v), which shall be payable subject to the terms and conditions set forth there-in.

                    "Option Period" has the meaning set forth in Para-
             graph 6(b)(v).

                    "Separate Account" means a separate account under
             the grantor trust established pursuant to Paragraph 5(g) to which the contribution, if any, made pursuant to Paragraph 6(c) with respect to the Supplemental Payment shall be credited.

                    "Supplemental Payment" means an amount equal to the
             excess, if any, of

                    (a)  (1) $6,000,000 plus
                     -    -

                         (2)  in the event of a contribution to the
                          -
                              Separate Account, the amount (which may be a negative number) equal to the remainder of

                              (A)  the fair market value of the assets
                               -
                                   in the Separate Account at the date
                                   the Supplemental Payment is due minus

                              (B)  the amount actually contributed to
                               -
                                   the Separate Account in respect of
                                   the Supplemental Payment pursuant to
                                   Paragraph 6(c), over

                    (b)  the aggregate amount realized by Executive
                     -
                         (and, in the event of Executive's death prior to payment of the Supplemental Payment, by Executive's surviving spouse, estate and/or other beneficiaries, as the case may be) upon the exercise of all or a portion of the Option.

             For this purpose, the "aggregate amount realized" shall be the excess of (x) the fair market value of the shares pur-
                            -
             chased upon exercise of the Option on the date of exercise over (y) the exercise price of such shares.
                   -

                    "Supplemental Payment Period" has the meaning set
             forth in Paragraph 6(b)(v)(C).

                    "Vested Benefits" means amounts which are vested or
             which Executive is otherwise entitled to receive under the terms of or in accordance with any plan, policy, practice or program of, or any contract or agreement with, the Company or any of its subsidiaries, at or subsequent to the date of his termination without regard to the performance by Execu-tive of further services or the resolution of a contingency, provided that (i) Executive shall be entitled to receive
                            -
             amounts under the Executive Severance Plan only if such amounts are paid in lieu of all Normal Severance Benefits otherwise payable to Executive under this Paragraph 6 and
             (ii) Executive shall not be entitled to any benefits under
              --
             any other severance plan, policy or arrangement of the Com-pany or any of its subsidiaries.

                    c.   Timing of Payments.  Earned Compensation and
                         ------------------
             the portion of any Normal Severance Benefits consisting of the Earned Guaranteed Bonus or the pro rata bonus described in Paragraph 6(b)(v)(C) and the Basic Payment shall be paid in a single lump sum as soon as practicable, but in no event more than 15 days, following the end of the Employment Peri-od.

                    The portion, if any, of the Normal Severance Bene-
             fits consisting of the Supplemental Payment shall be paid in a single lump sum, at whichever of the following times is applicable:

                    (i)  subject to the cancellation or expiration of
                     -
                         the Option on or before the last day of the Option Period, on the 95th day following the end of the Employment Period or

                    (ii) on the earlier of
                     --

                         (x)  the earlier of
                          -

                              (A)  the Designated Date or
                               -

                              (B)  the fifth anniversary of the
                               -
                                   Commencement Date and

                         (y)  the fifteenth day following the date
                          -
                              Executive (and, in the event of
                              Executive's death prior to the payment of the Supplemental Payment, Executive's surviving spouse, estate and/or other beneficiaries, as the case may be) exer-cises the Exercisable Option in full.

             If the Option would, by its terms, continue to be outstanding following the last day of the Option Period, Executive may elect to receive the Supplemental Payment at the time described in clause (i) of the immediately preced-ing sentence by agreeing, in writing, to the cancellation of the Exercisable Option no later than the last day of the Option Period.

                    Notwithstanding anything in this Agreement to the
             contrary, if the Supplemental Payment is not paid to Executive by the 95th day following the end of the Employ-ment Period, the Company shall contribute the amount of the Supplemental Payment into the Separate Account and shall cause the terms of such trust to permit the investment of the amounts held in the Separate Account to be managed by an investment manager or other investment professional designated by Executive and reasonably acceptable to the Company; provided that as a condition to the Company's obli-
                      -------------
             gation to make contributions to the Separate Account in respect of the Supplemental Payment, Executive agrees that, if (x) at the time the Supplemental Payment would otherwise
                 -
             be due, no amount is due Executive with respect to the Supplemental Payment and (y) the amount actually contributed
                                       -
             to the Separate Account exceeds the fair market value of the assets in the Separate Account at the time the Supplemental Payment would otherwise be due, Executive shall pay to the Company an amount equal to the excess, if any, of (i) over
                                                                -
             (ii), where:
              --

                    (i)  is the excess of
                     -

                         (A)  the amount actually contributed to the
                          -
                              Separate Account over

                         (B)  the fair market value of the assets in the
                          -
                              Separate Account at the time the
                              Supplemental Payment would otherwise be
                              due; and

                    (ii) is the excess of
                     --

                         (A)  $6,000,000 over
                          -

                         (B)  the aggregate amount realized by Executive
                          -
                              (and, in the event of Executive's death
                              prior to payment of the Supplemental Pay-ment, by Executive's surviving spouse, estate and/or other beneficiaries, as the case may be) upon the exercise of all or a portion of the Option.

                    The Additional Payment shall be paid in a single
             lump sum on the earlier of (x) the Designated Date, if
                                         -
             applicable, and (y) the fifth anniversary of the
                              -
             Commencement Date.

                    Vested Benefits shall be payable in accordance with
             the terms of the plan, policy, practice, program, contract or agreement under which such benefits have accrued.

                    d.   Additional Definitions.  For purposes of Para-
                         ----------------------
             graphs 4 and 6, the following additional capitalized terms have the following meanings:

                    "Termination for Cause" means a termination of Exec-
             utive's employment by the Company due to (i) Executive's
                                                       -
             conviction of a felony or the entering by Executive of a plea of nolo contendere to a felony charge, (ii) Executive's
                                                          --
             gross neglect, willful malfeasance or willful gross miscon-duct in connection with his employment hereunder which has had a material adverse effect on the business of the Company and its subsidiaries, unless Executive reasonably believed in good faith that such act or nonact was in or not opposed to the best interests of the Company, (iii) a substantial
                                                    ---
             and continual refusal by Executive in breach of this Agree-ment to perform the duties, responsibilities or obligations assigned to Executive pursuant to the terms hereof, provided that such duties, responsibilities or obligations are con-sistent with his positions as Chairman and Chief Executive Officer and are otherwise lawful and appropriate or (iv) any
                                                                  --
             other material breach by Executive of any material provision of this Agreement. A Termination for Cause shall not take effect unless the following provisions are complied with. Executive shall be given written notice by the Board of the intention to terminate him for Cause, such notice (A) to
                                                                -
             state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed Termination for Cause is based and (B) to be given
                                                          -
             within six months of the Board learning of such act or acts or failure or failures to act. Executive shall have 15 days after the date that such written notice has been given to Executive in which to cure such conduct, to the extent such cure is possible. If he fails to cure such conduct, Execu-tive shall then be entitled to a hearing before the Board. Such hearing shall be held within 30 days of such notice to Executive. If a majority of the members of the Board (excluding Executive) do not confirm that the Company had grounds for a "Cause" termination, Executive shall have the option to treat his employment as not having terminated or as having been terminated pursuant to a Termination Without Cause.

                    "Termination due to Disability" means a termination
             of Executive's employment by the Company because Executive has been incapable of substantially fulfilling the posi-tions, duties, responsibilities and obligations set forth in this Agreement because of physical, mental or emotional incapacity resulting from injury, sickness or disease for a period of more than six consecutive months in any twelve month period. Any question as to the existence, extent or potentiality of Executive's disability upon which Executive and the Company cannot agree shall be determined by a quali-fied, independent physician jointly selected by the Company and Executive. If the Company and Executive cannot agree on the physician to make the determination, then the Company and Executive shall each select a physician and those physi-cians shall jointly select a third physician, who shall make the determination. The determination of any such physician shall be final and conclusive for all purposes of this Agreement. Executive or his legal representative or any adult member of his immediate family shall have the right to pre-sent to such physician such information and arguments as to Executive's disability as he, she or they deem appropriate, including the opinion of Executive's personal physician.

                    "Termination for Good Reason" means a termination of
             Executive's employment by Executive within six months fol-lowing (i) a reduction in Executive's annual Base Salary or
                     -
             incentive compensation opportunity or the termination or reduction of any material employee benefit or perquisite enjoyed by him without the substitution of another compar-able benefit or perquisite or another benefit or perquisite of comparable value, (ii) the failure to elect or reelect
                                   --
             Executive to any of the positions described in Section 2 above or removal of him from any such position, (iii) a
                                                              ---
             material reduction in Executive's duties and responsibili-ties or the assignment to Executive of duties and responsi-bilities which are materially inconsistent with his duties or which materially impair Executive's ability to function as the Chairman and Chief Executive Officer of the Company,
             (iv) a material breach of any material provision of this
              --
             Agreement by the Company, (v) the failure of the Company and
                                        -
             the Partnership to consummate the transactions contemplated by the Securities Purchase Agreement on or prior to March 31, 1995 or the termination or abandonment by the Company and the Partnership of the Securities Purchase Agreement prior to March 31, 1995, (vi) if any of the documents filed
                                       --
             by the Company with the SEC since January 1, 1993 and prior to the Commencement Date or to be filed with the SEC with respect to calendar year 1994, (x) failed or fails to comply
                                             -
             in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended, or (y)
                                                                  -
             contained or contains any untrue statements of a material fact or omitted or omits to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or (vii) the occurrence of an event that
                                 ---
             would permit participants in the Executive Severance Plan to terminate employment with the Company and receive payment of severance compensation and benefits under the terms of the Executive Severance Plan, assuming for this purpose that the level of ownership by any person or group of the Company's common stock necessary to constitute a Change of Control is 25% (instead of 30%) but excluding from the definition of a Change of Control the acquisition by the Partnership (or any group of which the Partnership is a member) of securities in excess of that level of ownership. Notwithstanding the foregoing, a termination shall not be treated as a Term-ination for Good Reason (i) if Executive shall have
                                      -
             consented in writing to the occurrence of the event giving rise to the claim of Termination for Good Reason (other than an event described in clause (vii) of this definition) or
             (ii) unless Executive shall have delivered a written notice
              --
             to the Board within six months of his having actual knowl-edge of the occurrence of one of such events stating that he intends to terminate his employment for Good Reason and specifying the factual basis for such termination, and such event, if capable of being cured, shall not have been cured within 30 days of the receipt of such notice.

                    "Termination Without Cause" means any termination of
             Executive's employment by the Company other than (i) a Ter-
                                                               -
             mination due to Disability or (ii) a Termination for Cause.
                                            --

                       "Voluntary Termination" means any termination of
             Executive's employment on his own initiative (other than a termination due to death, a Termination due to Disability or a Termination for Good Reason) after the second anniversary of the Commencement Date and upon 60 days' advance written notice to the Company of such termination.

                       e.     Payment Following a Change in Control.  In
                              -------------------------------------
             the event that, in the case of a Termination Without Cause or a Termination for Good Reason, the aggregate of all pay-ments or benefits made or provided to the Executive under this Paragraph 6 and under all other plans and programs of the Company (the "Aggregate Payment") is determined to con-stitute a Parachute Payment, as such term is defined in
             Section 28OG(b)(2) of the Internal Revenue Code, the Company shall pay to the Executive, prior to the time any excise tax imposed by Section 4999 of the Internal Revenue Code ("Ex-cise Tax") is payable with respect to such Aggregate Pay-ment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a Parachute Payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this Paragraph 6(e) shall be made by an independent auditor (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States pub-lic accounting firm which has not, during the two years preceding the date of its selection, acted in any way on behalf of (x) the Company or any affiliate thereof or (y)
                        -                                           -
             Executive. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then the Executive and the Company shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

                    f.  Full Discharge of Company Obligations.  The
                        -------------------------------------
             amounts payable to Executive pursuant to this Paragraph 6
             following termination of his employment (including amounts payable with respect to Vested Benefits) shall be in full and complete satisfaction of Executive's rights under this Agreement and any other claims he may have in respect of his employment by the Company or any of its subsidiaries other than claims for common law torts or under other contracts between Executive and the Company or its subsidiaries. Such amounts shall constitute liquidated damages with respect to any and all such rights and claims and, upon Executive's receipt of such amounts, the Company shall be released and discharged from any and all liability to Executive in con-nection with this Agreement or otherwise in connection with Executive's employment with the Company and its subsidiar-ies.

                    g.  No Mitigation; No Offset.  In the event of any
                        ------------------------
             termination of employment under this Paragraph 6, Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Paragraph 6.

               7.   Noncompetition and Confidentiality.
                    ----------------------------------

                    a.  Noncompetition.  During the Employment Period
                        --------------
             and, in the case of a Voluntary Termination, the Additional Period, Executive shall not become associated with any enti-ty, whether as a principal, partner, employee, consultant or shareholder (other than as a holder of not in excess of 1% of the outstanding voting shares of any publicly traded com-
             pany), that is actively engaged in any geographic area in any business which is in competition with a business con-ducted by the Company at the time of the alleged competition and, in the case of the Additional Period, at the date of the Voluntary Termination. For the purpose of this Para-graph 7, the "Additional Period" shall mean a period of 12 months following the Voluntary Termination. Notwithstanding anything else contained herein to the contrary, in the event that Executive voluntarily terminates his employment in a termination which is not a Voluntary Termination (or a Termination for Good Reason or a Termination for Disability), the covenant contained in this Paragraph 7(a) shall only continue in effect until the earlier of (i) the
                                                                 -
             end of the Employment Period or (ii) the later of (A) the
                                              --                -
             third anniversary of the Commencement Date or (B) the date
                                                            -
             as of which the Additional Period would have ended had such termination been a Voluntary Termination.

                    b.  Confidentiality.  Without the prior written con-
                        ---------------
             sent of the Company, except (i) in the course of carrying
                                          -
             out his duties hereunder or (ii) to the extent required by
                                          --
             an order of a court having competent jurisdiction or under subpoena from an appropriate government agency, Executive shall not disclose any trade secrets, customer lists, draw-ings, designs, information regarding product development, marketing plans, sales plans, manufacturing plans, manage-ment organization information (including data and other information relating to members of the Board of Directors and management), operating policies or manuals, business plans, financial records, packaging design or other finan-cial, commercial, business or technical information relating to the Company or any of its subsidiaries or information designated as confidential or proprietary that the Company or any of its subsidiaries may receive belonging to suppli-ers, customers or others who do business with the Company or any of its subsidiaries (collectively, "Confidential Infor-mation") to any third person unless such Confidential Infor-mation has been previously disclosed to the public by the Company or has otherwise become available to the public (other than by reason of Executive's breach of this Para-graph 7(b)).

                    c.  Company Property.  Promptly following Execu-
                        ----------------
             tive's termination of employment, Executive shall return to the Company all property of the Company, and all copies thereof in Executive's possession or under his control, ex-cept that Executive may retain his personal notes, diaries, Rolodexes, calendars and correspondence.

                    d.  Non-Solicitation of Employees.  During the Em-
                        -----------------------------
             ployment Period and during the one year period following any termination of Executive's employment, Executive shall not, except in the course of carrying out his duties hereunder, directly or indirectly induce any employee of the Company or any of its subsidiaries to terminate employment with such entity, and shall not directly or indirectly, either indi-vidually or as owner, agent, employee, consultant or other-wise, knowingly employ or offer employment to any person who is or was employed by the Company or a subsidiary thereof unless such person shall have ceased to be employed by such entity for a period of at least 6 months.

                    e.   Injunctive Relief with Respect to Covenants.
                         -------------------------------------------
             Executive acknowledges and agrees that the covenants and obligations of Executive with respect to noncompetition, nonsolicitation, confidentiality and Company property relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants and obliga-tions may cause the Company irreparable injury for which adequate remedies are not available at law. Therefore, Executive agrees that the Company shall be entitled to seek an injunction, restraining order or such other equitable relief restraining Executive from committing any violation of the covenants and obligations contained in this Paragraph
             7. These injunctive remedies are cumulative and are in addition to any other rights and remedies the Company may have at law or in equity.

               8.   Miscellaneous.
                    -------------

                    a.  Survival.  Paragraphs 4 (relating to the stock
                        --------
             option grant), 5(g) (relating to Executive's additional retirement benefits), 5(h) (relating to Executive's profit sharing account), 5(i) (relating to the Company's obligation to indemnify Executive), 6 (relating to early termination), 7 (relating to noncompetition, nonsolicitation and confiden-tiality) and 8(o) (relating to governing law) shall survive the termination hereof, whether such termination shall be by expiration of the Employment Period or an early termination pursuant to Paragraph 6 hereof.

                    b.  Binding Effect.  This Agreement shall be binding
                        --------------
             on, and shall inure to the benefit of, the Company and any person or entity that succeeds to the interest of the Com-pany (regardless of whether such succession does or does not occur by operation of law) by reason of a merger, consolida-tion or reorganization involving the Company or a sale of all or substantially all of the assets of the Company, pro-vided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obli-gations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of as-sets as described in the preceding sentence, it shall use its reasonable best efforts to cause such assignee or trans-feree to expressly assume the liabilities, obligations and duties of the Company hereunder. This Agreement shall also enure to the benefit of Executive's heirs, executors, admin-istrators and legal representatives and beneficiaries as provided in Paragraph 8(d).

                    c.  Assignment.  Except as provided under Paragraph
                        ----------
             8(b), neither this Agreement nor any of the rights or obli-gations hereunder shall be assigned or delegated by any party hereto without the prior written consent of the other party.

                    d.  Beneficiaries/References.  Executive shall be
                        ------------------------
             entitled, to the extent permitted under any applicable law and the terms of any applicable plan, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following Executive's death by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of his incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

                    e.  Resolution of Disputes.  Any disputes arising
                        ----------------------
             under or in connection with this Agreement shall, at the election of Executive or the Company, be resolved by binding arbitration, to be held in New York City in accordance with the rules and procedures of the American Arbitration Asso-ciation. Judgment upon the award rendered by the arbitra-tor(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration shall be borne by the Company. Unless the arbitrator determines that Executive did not have a reasonable basis for asserting his position with respect to the dispute in question, the Company shall also reimburse Executive for his reasonable attorneys' fees incurred with respect to any arbitration. Pending the reso-lution of any arbitration or court proceeding, the Company shall continue payment of all amounts due Executive under this Agreement and all benefits to which Executive is entitled at the time the dispute arises (other than the amounts which are the subject of such dispute).

                    f.  Entire Agreement.  This Agreement constitutes
                        ----------------
             the entire agreement between the parties hereto with respect to the matters referred to herein. No amendment to this Agreement shall be binding between the parties unless it is in writing and signed by the party against whom enforcement is sought. There are no promises, representations, induce-ments or statements between the parties other than those that are expressly contained herein. Executive acknowledges that he is entering into this Agreement of his own free will and accord, and with no duress, that he has been represented and fully advised by competent counsel in entering into this Agreement, that he has read this Agreement and that he understands it and its legal consequences.

                    g.   Representations.  Executive represents that his
                         ---------------
             employment hereunder and compliance by him with the terms and conditions of this Agreement will not conflict with or result in the breach of any agreement to which he is a party or by which he may be bound. The Company is a corporation duly organized, validly existing and in good standing under





















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








             the laws of the State of New York. The Company has the full corporate power and authority to execute and deliver this Agreement. The Company has taken all action required by law, the Certificate of Incorporation, its By-Laws or other-wise required to be taken by it to authorize the execution, delivery and performance by it of this Agreement. This Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company further represents that Executive's employment hereunder and compliance by the Company with the terms and conditions of this Agreement will not conflict with or result in the breach of any agreement to which the Company is a party or by which it may be bound.

                    h.  Severability; Reformation.  In the event that
                        -------------------------
             one or more of the provisions of this Agreement shall become invalid, illegal or unenforceable in any respect, the valid-ity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. In the event any of Paragraph 7(a), (b) or (d) is not enforceable in accordance with its terms, Executive and the Company agree that such Paragraph shall be reformed to make such Paragraph enforceable in a manner which provides the Company the maximum rights permitted at law.

                    i.  Waiver.  Waiver by any party hereto of any
                        ------
             breach or default by the other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party hereto to assert its or his rights hereunder on any occasion or series of occasions.

                    j.  Notices.  Any notice required or desired to be
                        -------
             delivered under this Agreement shall be in writing and shall be delivered personally, by courier service, by registered mail, return receipt requested, or by telecopy and shall be effective upon actual receipt when delivered or sent by telecopy and upon mailing when sent by registered mail, and shall be addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

                    If to the Company:

                         The Continental Corporation
                         180 Maiden Lane
                         New York, New York 10038
                         Attention:  Secretary
                         Telecopy No.:  (212) 440-3857

                    with a copy to:

                         Debevoise & Plimpton
                         875 Third Avenue
                         New York, New York 10022
                         Attention:  Lawrence K. Cagney, Esq.
                         Telecopy No.:  (212) 909-6836

                    If to Executive:

                         Richard M. Haverland
                         c/o The Continental Corporation
                         180 Maiden Lane
                         New York, New York 10038
                         Attention:  Secretary
                         Telecopy No.:  (212) 440-3857

                    with a copy to:

                         Law Offices of Joseph E. Bachelder
                         780 Third Avenue
                         New York, New York
                         Attention:  Joseph E. Bachelder, Esq.
                         Telecopy No.:  (212) 319-3070

                    k.   Amendments.  This Agreement may not be altered,
                         ----------
             modified or amended except by a written instrument signed by each of the parties hereto.

                    l.  Headings.  Headings to paragraphs in this Agree-
                        --------
             ment are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpre-tation hereof.

                    m.  Counterparts.  This Agreement may be executed in
                        ------------
             counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                    n.  Withholding.  Any payments provided for herein
                        -----------
             shall be reduced by any amounts required to be withheld by the Company from time to time under applicable federal, state or local income or employment tax laws or similar statutes or other provisions of law then in effect.

                    o.   Governing Law.  This Agreement shall be gov-
                         -------------
             erned by the laws of the State of New York, without refer-ence to principles of conflicts or choice of law under which the law of any other jurisdiction would apply.


                    IN WITNESS WHEREOF, the Company has caused this
             Agreement to be executed by its duly authorized officer and Executive has hereunto set his hand as of the day and year first above written.


                                      THE CONTINENTAL CORPORATION
             WITNESS:


             /s/ Lawrence K. Cagney   By:  /s/ John P. Mascotte
             -----------------------       ------------------------
                                           John P. Mascotte
                                           Chairman and Chief Executive
                                           Officer


             WITNESS:


             /s/ Leonard Epstein           /s/ Richard M. Haverland
             ----------------------        ----------------------------
                                           Richard M. Haverland









































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